Exhibit 99.2

Second Quarter 2007

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2007

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
Direct Dial: (301) 255-0820	(301) 984-9610 fax
E-mail: sgrootwassink@writ.com

Company Background and Highlights

Second Quarter 2007

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multi-family, retail, industrial/flex, office, and medical office segments.

During the first half of 2007, WRIT acquired more than $225 million of assets. WRIT raised over $200 million of capital, closed on a new unsecured borrowing facility, and successfully amended its bond covenants. WRIT also announced its 37th consecutive year of increased dividends per share.

On June 1, 2007, George “Skip” McKenzie was promoted to President and Chief Executive Officer and appointed to the Board of Trustees. Mr. McKenzie joined WRIT in September 1996, serving most recently as President and Chief Operating Officer. WRIT also announced the promotions of Sara L. Grootwassink and Laura M. Franklin to Executive Vice President and the appointment of Michael Paukstitus as Senior Vice President of Real Estate. Upon his retirement on June 1, 2007, Edmund B. Cronin, Jr. was named Non-Executive Chairman of the Board.

During the second quarter of 2007, WRIT acquired three properties for $72.0 million, including one class A, general purpose office building and two medical office properties, as described below. The acquisitions were financed through assumptions of mortgages and borrowings on our line of credit.

On June 1, 2007, WRIT acquired Woodholme Medical Office Building and Woodholme Center, totaling 198,000 net rentable square feet and 844 parking spaces for $49.0 million. The properties are located off the Baltimore Beltway (I-695) in the affluent Pikesville/Owings Mill submarket of Baltimore County, Maryland. Woodholme Medical Office Building and Woodholme Center are part of a mixed-use development that includes retail, restaurants, and a rehabilitation center and are 97% and 95% leased, respectively.

On June 1, 2007, WRIT acquired Ashburn Farm Office Park, a portfolio consisting of three multi-story medical office buildings for $23.0 million. The 100% leased portfolio totals 75,400 net rentable square feet and 250 parking spaces. The buildings are located three miles south of the 155-bed INOVA Loudoun Hospital in Loundoun County, Virginia, one of the most affluent and fastest growing counties in the United States.

In addition to the recent acquisitions, WRIT has several developments in progress. Bennett Park, formerly Rosslyn Towers, is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,900 square feet of retail space. Construction is anticipated to be substantially complete on the high-rise building in fourth quarter 2007 and on the mid-rise in third quarter 2007.

The Clayborne Apartments, formerly South Washington Street, is a ground-up development project in Alexandria, VA, adjacent to our 800 South Washington retail property. This project is a 75-unit high-end apartment building that will include 2,600 square feet of additional retail space. Construction is anticipated to be substantially complete during the third quarter 2007.

Dulles Station is a 180,000 square foot development project of office and retail space located in Herndon, VA. Phase One of the Dulles Station development is anticipated to be substantially complete in the third quarter 2007.

On June 1, 2007, WRIT raised $59 million by issuing 1.6 million common shares at a price of $37 per share. WRIT used the net proceeds from the offerings to repay borrowings under its lines of credit.

On June 29, 2007, WRIT entered into an unsecured revolving credit facility with SunTrust Bank as agent. The facility has a committed capacity of $75 million and a maturity date of June 29, 2011. The $75 million facility replaces WRIT’s unsecured revolving credit facility with SunTrust Bank, which had a committed capacity of $70 million and a maturity date of July 25, 2008. WRIT’s borrowing capacity under its two credit facilities totals $275 million.

On June 29, 2007, WRIT successfully completed its consent solicitation to amend the terms of its outstanding unsecured notes. WRIT requested the modifications primarily due to the restrictive total assets definition. The change to a market based asset definition will more accurately reflect the value of these assets. The modifications provide WRIT approximately $475 million of additional borrowing capacity.

As of June 30, 2007, WRIT owns a diversified portfolio of 88 properties consisting of 14 retail centers, 26 general purpose office properties, 16 medical office properties, 23 industrial/flex properties, 9 multi-family properties and land for development. WRIT’s dividends have increased every year for 37 consecutive years and its FFO per share has increased every year for 34 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - Second Quarter 2007

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Second Quarter 2007 Acquisitions

Woodholme Center	Woodholme MOB	Ashburn Farm Office Park
Pikesville, MD	Pikesville, MD	Ashburn, VA

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2006 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

June 30, 2007

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of June 30, 2007	21

Growth and Strategy
2007 Acquisition Summary	22
2007 Development Summary	23

Appendix
Schedule of Properties	24-25
Reporting Definitions	26

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
06/31/2007	03/31/07	12/31/06	09/30/06	06/30/06
OPERATING RESULTS
Real estate rental revenue	$64,202	$60,798	$57,111	$54,857	$51,351
Real estate expenses	(19,756)	(18,959)	(17,443)	(17,025)	(14,840)

44,446	41,839	39,668	37,832	36,511

Real estate depreciation and amortization	(16,880)	(16,378)	(14,526)	(13,588)	(12,462)

Income from real estate	27,566	25,461	25,142	24,244	24,049

Other income	420	618	269	293	175
Other income from life insurance proceeds	—	1,303	—	—	—
Interest expense	(15,298)	(14,376)	(13,392)	(12,527)	(11,604)
General and administrative	(5,367)	(2,883)	(2,461)	(2,230)	(5,276)

Income from continuing operations	7,321	10,123	9,558	9,780	7,344

Discontinued operations:
Income from operations of properties sold or held for sale	1,016	589	523	450	375

Net Income	$8,337	$10,712	$10,081	$10,230	$7,719

Per Share Data
Net Income	$0.18	$0.24	$0.22	$0.23	$0.18
Fully diluted weighted average shares outstanding	45,658	45,153	45,122	45,093	43,037

Percentage of Revenues:
Real estate expenses	30.8%	31.2%	30.5%	31.0%	28.9%
General and administrative	8.4%	4.7%	4.3%	4.1%	10.3%

Ratios:
EBITDA / Interest expense	2.6	x	2.8	x	2.9	x	2.9	x	2.8	x
Income from continuing operations/Total real estate revenue	11.4%	16.7%	16.7%	17.8%	14.3%
Net income/Total real estate revenue	13.0%	17.6%	17.7%	18.6%	15.0%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Assets
Land	$326,452	$316,269	$288,821	$288,822	$261,354
Income producing property	1,474,874	1,394,944	1,264,442	1,246,046	1,123,365

	1,801,326	1,711,213	1,553,263	1,534,868	1,384,719
Accumulated depreciation and amortization	(305,647)	(290,663)	(277,016)	(263,732)	(251,317)

Net income producing property	1,495,679	1,420,550	1,276,247	1,271,136	1,133,402
Development in progress, including land held for development	151,393	136,831	120,656	110,394	90,612

Total investment in real estate, net	1,647,072	1,557,381	1,396,903	1,381,530	1,224,014

Investment in real estate held for sale, net	29,341	29,167	29,551	29,824	29,301
Cash and cash equivalents	8,133	7,305	8,721	11,832	13,970
Restricted cash	6,835	5,143	4,151	4,692	2,540
Rents and other receivables, net of allowance for doubtful accounts	35,435	33,342	31,649	29,567	28,202
Prepaid expenses and other assets	68,439	68,960	58,192	53,895	44,112
Other assets related to properties sold or held for sale	1,940	2,039	2,098	2,159	1,656

Total Assets	$1,797,195	$1,703,337	$1,531,265	$1,513,499	$1,343,795

Liabilities and Shareholders’ Equity
Notes payable	$879,064	$879,035	$728,255	$728,216	$618,662
Mortgage notes payable	254,324	228,367	237,073	238,051	178,834
Lines of credit/short-term note payable	95,500	91,200	61,000	28,000	19,000
Accounts payable and other liabilities	66,529	52,227	45,089	52,191	53,995
Advance rents	6,666	6,838	5,894	6,145	5,796
Tenant security deposits	10,376	9,510	9,231	9,087	8,099
Other liabilities related to properties sold or held for sale	818	1,062	1,053	1,002	1,100

Total Liabilities	1,313,277	1,268,239	1,087,595	1,062,692	885,486

Minority interest	1,776	1,758	1,739	1,717	1,699

Shareholders’ Equity

Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	467	451	451	450	450
Additional paid-in capital	560,276	501,325	500,727	499,393	498,577
Distributions in excess of net income	(78,601)	(68,436)	(59,247)	(50,753)	(42,417)

Total Shareholders’ Equity	482,142	433,340	441,931	449,090	456,610

Total Liabilities and Shareholders’ Equity	$1,797,195	$1,703,337	$1,531,265	$1,513,499	$1,343,795

Total Debt / Total Market Capitalization	0.44:1	0.42:1	0.36:1	0.36:1	0.33:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	06/30/06
Funds From Operations(1)
Net Income	$8,337	$10,712	$10,081	$10,230	$7,719
Real estate depreciation and amortization	16,880	16,378	14,526	13,588	12,462
Other income from life insurance proceeds	—	(1,303)	—	—	—
Discontinued operations:
Real estate depreciation and amortization	—	397	548	550	528

Funds From Operations (FFO)	$25,217	$26,184	$25,155	$24,368	$20,709

FFO per share - basic	$0.55	$0.58	$0.56	$0.54	$0.48
FFO per share - fully diluted	$0.55	$0.58	$0.56	$0.54	$0.48

Funds Available for Distribution(2)
Tenant Improvements	(5,185)	(2,161)	(2,143)	(2,602)	(2,033)
External and Internal Leasing Commissions Capitalized	(1,165)	(2,068)	(1,554)	(1,604)	(1,477)
Recurring Capital Improvements	(3,425)	(1,936)	(1,648)	(2,019)	(2,724)
Straight-Line Rent, Net	(1,088)	(1,171)	(757)	(836)	(686)
Non-real estate depreciation and amortization	824	750	765	640	554
Amortization of lease intangibles, net	(280)	(595)	197	91	(17)
Amortization and expensing of restricted share and unit compensation	1,574	782	1,081	556	1,487
Other	1,201	—	—	—	—

Funds Available for Distribution (FAD)	$17,673	$19,785	$21,096	$18,594	$15,813

Total Dividends Paid	$19,716	$18,581	$18,580	$18,567	$18,562

Average shares - basic	45,490	44,931	44,894	44,874	42,852
Average shares - fully diluted	45,658	45,153	45,122	45,093	43,037

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	06/30/07	03/31/07	12/31/06	09/30/06	06/30/06
EBITDA(1)

Net income	$8,337	$10,712	$10,081	$10,230	$7,719
Add:
Interest expense	15,298	14,376	13,392	12,527	11,604
Real estate depreciation and amortization	16,880	16,775	15,074	14,138	12,990
Non-real estate depreciation	202	136	117	107	87
Less:
Other income	(420)	(1,921)	(269)	(293)	(175)

EBITDA	$40,297	$40,078	$38,395	$36,709	$32,225

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Balances Outstanding

Secured
Conventional fixed rate	$254,323	$228,367	$237,073	$238,051	$178,834

Secured total	254,323	228,367	237,073	238,051	178,834

Unsecured
Fixed rate bonds and notes	879,064	879,035	728,255	728,216	618,662
Credit facility	95,500	91,200	61,000	28,000	19,000

Unsecured total	974,564	970,235	789,255	756,216	637,662

Total	$1,228,887	$1,198,602	$1,026,328	$994,267	$816,496

Average Interest Rates

Secured
Conventional fixed rate	5.8%	5.9%	5.9%	5.9%	5.9%

Secured total	5.8%	5.9%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.2%	5.2%	5.5%	5.5%	5.9%
Credit facilities	5.8%	5.8%	6.0%	5.9%	5.9%

Unsecured total	5.3%	5.3%	5.6%	5.5%	5.9%

Average	5.4%	5.4%	5.6%	5.6%	5.9%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $935,901.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

Debt Maturity Schedule

Annual Expirations and Weighted Average Interest Rates

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2007	$1,839	$—	$—	$1,839	5.4%
2008	4,057	60,000	—	64,057	6.7%
2009	54,285	—	—	54,285	7.0%
2010	25,973	—	95,500	121,473	5.8%
2011	13,339	150,000	—	163,339	5.9%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
Thereafter	7,446	310,000	—	317,446	4.5%

Total maturities	$254,323	$880,000	$95,500	$1,229,823	5.4%

Weighted average maturity = 8.9 years

Capital Analysis

(In thousands, except per share amounts)

	June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006
Market Data

Shares Outstanding	46,665		45,045		45,042		45,011		44,998
Market Price per Share	$34.00		$37.42		$40.00		$39.80		$36.70
Equity Market Capitalization	$1,586,610		$1,685,584		$1,801,680		$1,791,438		$1,651,427

Total Debt	$1,228,888		$1,198,602		$1,026,328		$994,267		$816,496
Total Market Capitalization	$2,815,498		$2,884,186		$2,828,008		$2,785,705		$2,467,923
Total Debt to Market Capitalization	0.44:1		0.42:1		0.36:1		0.36:1		0.33:1

Earnings to Fixed Charges(1)	1.3	x	1.5	x	1.6	x	1.6	x	1.5	x
Debt Service Coverage Ratio(2)	2.5	x	2.6	x	2.7	x	2.8	x	2.6	x

Dividend Data

Total Dividends Paid	$19,716		$18,581		$18,580		$18,567		$18,562
Common Dividend per Share	$0.4225		$0.4125		$0.4125		$0.4125		$0.4125
Payout Ratio (FFO per share basis)	76.8%		71.1%		73.7%		76.4%		85.9%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2007 vs. 2006

Cash Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.1%	5.8%
Office Buildings	4.6%	1.6%
Medical Office Buildings	1.5%	3.4%
Retail Centers	-1.0%	4.9%
Industrial / Flex Properties	7.2%	4.4%

Overall Core Portfolio 3.2%	3.6%

GAAP Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	1.2%	5.8%
Office Buildings	4.9%	1.7%
Medical Office Buildings	1.3%	3.5%
Retail Centers	-1.6%	4.2%
Industrial / Flex Properties	7.4%	3.4%

Overall Core Portfolio 3.2%	3.3%

[1]	Non-core properties were:

2007 held for sale - Maryland Trade Centers I and II

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center and Ashburn Farm Office Park

2006 acquisitions - Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended June 30,
	2007	2006	% Change
Cash Basis:
Multifamily	$4,995	$4,939	1.1%
Office Buildings	13,065	12,493	4.6%
Medical Office Buildings	3,358	3,307	1.5%
Retail Centers	6,774	6,840	-1.0%
Industrial/Flex	7,565	7,054	7.2%

	$35,757	$34,633	3.2%

GAAP Basis:
Multifamily	$5,001	$4,943	1.2%
Office Buildings	13,354	12,729	4.9%
Medical Office Buildings	3,399	3,357	1.3%
Retail Centers	6,944	7,058	-1.6%
Industrial/Flex	7,622	7,096	7.4%

	$36,320	$35,183	3.2%

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended June 30, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,429	$20,200	$4,669	$9,039	$10,025	$—	$52,362
Non-core-acquired and in development[1]	—	5,216	4,695	1,025	904	—	11,840

Total	8,429	25,416	9,364	10,064	10,929	—	64,202

Real estate expenses
Core Portfolio	3,428	6,846	1,270	2,095	2,403	—	16,042
Non-core-acquired and in development[1]	108	1,581	1,619	196	210	—	3,714

Total	3,536	8,427	2,889	2,291	2,613	—	19,756

Net Operating Income (NOI)
Core Portfolio	5,001	13,354	3,399	6,944	7,622	—	36,320
Non-core- acquired and in development[1]	(108)	3,635	3,076	829	694	—	8,126

Total	$4,893	$16,989	$6,475	$7,773	$8,316	$—	$44,446

Core Portfolio NOI GAAP Basis (from above)	$5,001	$13,354	$3,399	$6,944	$7,622	$—	$36,320
Straight-line revenue, net for core properties	(7)	(249)	(39)	(113)	(142)	—	(550)
FAS 141 Min Rent	1	(40)	(2)	(57)	85	—	(13)
Amortization of lease intangibles for core properties	—	—	—	—	—	—	—

Core portfolio NOI, Cash Basis	$4,995	$13,065	$3,358	$6,774	$7,565	$—	$35,757

Reconciliation of NOI to Net Income
Total NOI	$4,893	$16,989	$6,475	$7,773	$8,316	$—	$44,446
Other revenue	—	—	—	—	—	420	420
Interest expense	(913)	(755)	(1,279)	(339)	(250)	(11,762)	(15,298)
Depreciation and amortization	(1,691)	(7,243)	(2,907)	(1,783)	(3,144)	(112)	(16,880)
General and administrative	—	—	—	—	—	(5,367)	(5,367)
Discontinued Operations[2]	—	1,016	—	—	—	—	1,016

Net Income	$2,289	$10,007	$2,289	$5,651	$4,922	$(16,821)	$8,337

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park and Clayborne Apartments

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street Woodholme Medical Office Building, Woodholme Center and Ashburn Farm Office Park

2006 acquisitions - Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations include: Maryland Trade Center I and II

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended June 30, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,900	$18,735	$4,491	$8,939	$9,295	$—	$49,360
Non-core- acquired [1]	—	—	1,472	431	88	—	1,991

Total	7,900	18,735	5,963	9,370	9,383	—	51,351

Real estate expenses
Core Portfolio	2,957	6,006	1,134	1,881	2,198	—	14,176
Non-core- acquired [1]	—	—	546	91	28	—	665

Total	2,957	6,006	1,680	1,972	2,226	—	14,841

Net Operating Income (NOI)
Core Portfolio	4,943	12,729	3,357	7,058	7,097	—	35,184
Non-core- acquired [1]	—	—	926	340	60	—	1,326

Total	$4,943	$12,729	$4,283	$7,398	$7,157	$—	$36,510

Core Portfolio NOI GAAP Basis (from above)	$4,943	$12,729	$3,357	$7,058	$7,097	$—	$35,184
Straight-line revenue, net for core properties	(5)	(193)	(76)	(146)	(140)	—	(560)
FAS 141 Min Rent	—	(43)	27	(72)	97	—	9
Amortization of lease intangibles for core properties	—	—	—	—	—	—	—

Core portfolio NOI, Cash Basis	$4,938	$12,493	$3,308	$6,840	$7,054	$—	$34,633

Reconciliation of NOI to Net Income
Total NOI	$4,943	$12,729	$4,283	$7,398	$7,157	$—	$36,510
Other revenue	—	—	—	—	—	175	175
Interest expense	(913)	—	(866)	—	(494)	(9,331)	(11,604)
Depreciation and amortization	(1,512)	(4,902)	(1,704)	(1,537)	(2,719)	(88)	(12,462)
General and administrative	—	(3)	—	—	—	(5,273)	(5,276)
Discontinued Operations[2]	—	376	—	—	—	—	376

Net Income	$2,518	$8,200	$1,713	$5,861	$3,944	$(14,517)	$7,719

[1]	Non-core acquired properties were:

2006 acquisitions - Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., Plumtree Medical Center, Randolph Shopping Center, Montrose Shopping Center, 9950 Business Parkway, 15005 Shady Grove Road, 6565 Arlington Blvd, West Gude Drive, The Ridges and The Crescent.

[2]	Discontinued operations include: Maryland Trade Center I and II

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q2 2007 vs. Q2 2006

GAAP Basis

	Core Portfolio		All Properties
Sector	2nd QTR 2007	2nd QTR 2006	2nd QTR 2007	2nd QTR 2006
Multifamily (1)	90.8%	90.4%	90.8%	90.4%
Office Buildings	95.6%	92.6%	95.1%	92.4%
Medical Office Buildings	98.3%	98.5%	96.1%	98.7%
Retail Centers	96.1%	99.0%	95.1%	96.1%
Industrial / Flex Properties	94.0%	92.6%	94.0%	92.5%

Overall Portfolio	94.8%	93.7%	94.4%	93.3%

(1)

Multifamily occupancy level for Q2 ‘07 is 90.9% and 91.3% for Q2 ‘06 without the impact of units off-line for planned renovations. The overall portfolio is 94.8% for Q2 ‘07 and 93.9% for Q2 ‘06 occupied without this impact.

Commercial Leasing Summary

Three and Six months ended 6/30/07

	2nd Quarter 2007		Year-To-Date
Gross Leasing Square Footage
Office Buildings	116,137		301,199
Medical Office Buildings	15,194		36,597
Retail Centers	79,311		153,186
Industrial Centers	323,452		408,644

Total	534,094		899,626

Weighted Average Term (yrs)
Office Buildings	5.8		5.0
Medical Office Buildings	4.5		5.3
Retail Centers	6.9		6.7
Industrial Centers	3.9		4.0

Total	4.8		4.9

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.10	$26.00	$23.76	$24.78
Medical Office Buildings	29.10	29.74	28.26	28.70
Retail Centers	17.78	18.37	17.21	17.59
Industrial Centers	10.13	10.30	9.81	10.06

Total	$15.06	$15.47	$16.49	$17.03

Rate on new and renewal leases
Office Buildings	$28.72	$26.78	$25.99	$24.40
Medical Office Buildings	34.26	32.45	32.09	29.96
Retail Centers	24.99	23.10	22.38	20.78
Industrial Centers	11.98	11.47	11.61	11.08

Total	$18.19	$17.12	$19.09	$17.96

Percentage Increase
Office Buildings	14.43%	3.02%	9.42%	-1.55%
Medical Office Buildings	17.75%	9.13%	13.58%	4.39%
Retail Centers	40.59%	25.74%	30.08%	18.14%
Industrial Centers	18.26%	11.29%	18.34%	10.14%

Total	20.76%	10.70%	15.79%	5.46%

Commercial Leasing Summary

Three months ended 6/30/07

Continued from previous page

	2nd Quarter 2007		Year-To-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,067,590	$17.80	$4,216,522	$14.00
Medical Office Buildings	91,781	6.04	$130,318	$3.56
Retail Centers	180,000	2.27	$294,875	$1.92
Industrial Centers	1,221,656	3.78	$1,572,380	$3.85

Subtotal	$3,561,027	$6.67	$6,214,095	$6.91

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$1,140,718	$9.82	$2,694,809	$8.95
Medical Office Buildings	44,884	2.95	$64,737	$1.77
Retail Centers	643,508	8.11	$1,096,248	$7.16
Industrial Centers	641,677	1.98	$850,144	$2.08

Subtotal	$2,470,787	$4.63	$4,705,938	$5.23

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$3,208,308	$27.63	$6,911,331	$22.95
Medical Office Buildings	136,665	8.99	$195,055	$5.33
Retail Centers	823,508	10.38	$1,391,123	$9.08
Industrial Centers	1,863,333	5.76	$2,422,524	$5.93

Total	$6,031,814	$11.29	$10,920,033	$12.14

10 Largest Tenants - Based on Annualized Rent

June 30, 2007

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	35	4.36%	210,354	2.08%
Sunrise Assisted Living, Inc.	1	75	2.53%	184,202	1.82%
General Services Administration	8	26	2.06%	286,434	2.83%
INOVA Health System Hospital	5	38	1.43%	84,458	0.83%
URS Corporation	1	78	1.39%	97,208	0.96%
Lafarge North America, Inc	1	37	1.33%	80,610	0.80%
George Washington University	2	12	1.21%	73,915	0.73%
Science Applications Int’l Corporation	2	28	0.97%	87,541	0.86%
Lockheed Corporation	3	22	0.96%	84,818	0.84%
Sun Microsystems, Inc.	1	54	0.92%	65,443	0.65%

Total/Weighted Average		41	17.16%	1,254,983	12.40%

Industry Diversification

June 30, 2007

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$47,033,325	23.52%	2,117,470	20.91%
Ambulatory Health Care Services	36,846,070	18.43%	1,301,743	12.85%
Credit Intermediation and Related Activities	16,308,071	8.16%	492,731	4.87%
Executive, Legislative & Other General Government Support	8,213,788	4.11%	446,918	4.41%
Food Services and Drinking Places	5,660,295	2.83%	227,177	2.24%
Nursing and Residential Care Facilities	5,519,517	2.76%	206,849	2.04%
Educational Services	4,995,898	2.50%	202,776	2.00%
Administrative and Support Services	4,616,360	2.31%	276,269	2.73%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,083,469	2.04%	139,114	1.37%
Food and Beverage Stores	4,056,619	2.03%	256,822	2.54%
Furniture and Home Furnishing Stores	3,638,225	1.82%	237,349	2.34%
Specialty Trade Contractors	3,487,691	1.74%	419,544	4.14%
Merchant Wholesalers-Durable Goods	3,414,845	1.71%	364,345	3.60%
Transportation Equipment Manufacturing	3,160,674	1.58%	168,505	1.66%
Miscellaneous Store Retailers	3,125,062	1.56%	241,386	2.38%
Personal and Laundry Services	2,883,904	1.44%	131,809	1.30%
Nonmetallic Mineral Product Manufacturing	2,879,613	1.44%	97,874	0.97%
Publishing Industries (except Internet)	2,612,165	1.31%	99,698	0.98%
Real Estate	2,566,333	1.28%	110,428	1.09%
Clothing & Clothing Accessories Stores	2,376,048	1.19%	148,410	1.47%
Computer & Electronic Product Manufacturing	2,242,933	1.12%	194,512	1.92%
Amusement, Gambling and Recreation Industries	1,935,287	0.97%	150,472	1.49%
Insurance Carriers and Related Activities	1,899,356	0.95%	96,276	0.95%
Other	26,400,688	13.2%	1,998,750	19.75%

Total	$199,956,236	100.00%	$10,127,227	100.00%

Lease Expirations

June 30, 2007

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2007	34	155,318	4.38%	$4,620,627	$29.75	4.73%
2008	90	357,164	10.08%	10,193,958	28.54	10.44%
2009	119	618,079	17.44%	16,395,470	26.53	16.79%
2010	105	851,070	24.01%	24,569,340	28.87	25.15%
2011	88	468,810	13.23%	13,417,724	28.62	13.74%
2012 and thereafter	120	1,093,838	30.86%	28,477,714	26.03	29.15%

	556	3,544,279	100.00%	$97,674,833	$27.56	100.00%

Medical Office:
2007	15	53,050	4.61%	$1,327,357	$25.02	3.80%
2008	43	106,756	9.28%	3,275,596	30.68	9.37%
2009	41	122,345	10.64%	3,641,074	29.76	10.41%
2010	46	174,209	15.14%	5,418,399	31.10	15.50%
2011	58	223,419	19.42%	6,903,029	30.90	19.74%
2012 and thereafter	115	470,623	40.91%	14,399,326	30.60	41.18%

	318	1,150,402	100.00%	$34,964,781	$30.39	100.00%

Retail:
2007	22	96,687	5.13%	$1,892,130	$19.57	6.02%
2008	33	201,282	10.68%	2,111,230	10.49	6.72%
2009	39	145,233	7.70%	3,154,707	21.72	10.04%
2010	46	298,150	15.82%	5,156,257	17.29	16.41%
2011	25	151,733	8.05%	2,686,570	17.71	8.55%
2012 and thereafter	105	991,865	52.62%	16,428,140	16.56	52.26%

	270	1,884,950	100.00%	$31,429,034	$16.67	100.00%

Industrial:
2007	31	264,988	7.47%	$2,759,795	$10.41	7.69%
2008	66	795,988	22.44%	7,852,364	9.86	21.88%
2009	52	578,609	16.31%	5,672,150	9.80	15.81%
2010	46	315,047	8.88%	3,485,111	11.06	9.71%
2011	34	437,612	12.34%	3,611,897	8.25	10.07%
2012 and thereafter	61	1,155,352	32.56%	12,506,271	10.82	34.84%

	290	3,547,596	100.00%	$35,887,588	$10.12	100.00%

Total:
2007	102	570,043	5.63%	$10,599,909	$18.59	5.30%
2008	232	1,461,190	14.43%	23,433,148	16.04	11.72%
2009	251	1,464,266	14.46%	28,863,401	19.71	14.44%
2010	243	1,638,476	16.18%	38,629,107	23.58	19.32%
2011	205	1,281,574	12.65%	26,619,220	20.77	13.31%
2012 and thereafter	401	3,711,678	36.65%	71,811,451	19.35	35.91%

	1,434	10,127,227	100.00%	$199,956,236	$19.74	100.00%

*	Annualized Rent is as of June 30, 2007 rental revenue (cash basis) multiplied by 12.

2007 Acquisition Summary

as of June 30, 2007

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2007 Leased Percentage	Investment
270 Technology Park	Frederick, MD	February 8, 2007	157,000	97%	97%	$26,500
Monument II	Herndon, VA	March 1, 2007	205,000	100%	100%	78,200
2440 M Street	Washington, DC	March 9, 2007	110,000	96%	95%	50,000
Woodholme Medical Office Building	Pikesville, MD	June 1, 2007	125,000	97%	97%	30,800
Woodholme Center	Pikesville, MD	June 1, 2007	73,000	95%	95%	18,200
Ashburn Farm Office Park	Ashburn, VA	June 1, 2007	75,400	100%	100%	23,000

	Total		745,400			$226,700

2007 Development Summary

as of June 30, 2007

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Bennett Park			$83,200	[1]	$63,309
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%					4Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail	0%					3Q 07
The Clayborne Apartments	75 units & 2,600 sq ft. retail	0%	$32,700	[1]	$22,447		3Q 07
Alexandria, VA
Dulles Station Phase I	179,995 sq ft office	0%	$52,000	[1]	$38,844		3Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD		$23,471	[2]	TBD

		Total	$167,900		$148,071

[1]	Includes land cost.
[2]	Dulles Station Phase II cost includes land allocation of $16.1M and allocation of the parking garage structure of $7.2M.

Schedule of Properties

June 30, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000

Subtotal				3,820,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000

Subtotal				1,183,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

Schedule of Properties (Cont.)

June 30, 2007

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	159,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,751,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000

Subtotal				3,781,000

TOTAL				12,557,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 23.
*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

June 30, 2007

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.